UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2021 (June 18, 2020)

Cosmos Group Holdings, Inc.
.(Exact name of registrant as specified in its charter)

Nevada	000-545793	90-1177460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37th Floor, Singapore Land Tower 50 Raffles Place Singapore 048623
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code +65 6829 7017

____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value US$0.001	COSG	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01  Change in Registrant’s Certifying Accountant

Resignation of HKCM CPA & Co and Engagement of KCCW Accountancy Corp.

On June 18, 2020, HKCM CPA & Co. (“HKCM”) resigned from its position as our independent registered public accountant, effective immediately.  Effective June 18, 2020, the Board of Directors of Cosmos Group Holdings Inc., a Nevada corporation (“we” or “us”), retained KCCW Accountancy Corp. (“KCCW”) to serve as our independent registered public accountant and audit our consolidated financial statements for our fiscal year ending December 31, 2020, effective immediately. Except as noted in the paragraph immediately below, the reports of HKCM on the Company’s consolidated financial statements for the year ended December 31, 2019, and 2018, did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of HKCM on the Company’s consolidated financial statements as of and for the years ended December 31, 2019, and 2018 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has not generated any revenues and has incurred operating losses since inception, which raised doubt about its ability to continue as a going concern.

During the years ended December 31, 2019 and 2018, the Company has not had any disagreements with HKCM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to HKCM’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such periods.

During the years ended December 31, 2020 and 2019, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

We have requested that HKCM furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

During the fiscal years ended December 31, 2019 and 2018, and up until the date of engagement of KCCW, neither the Company nor anyone acting on its behalf consulted KCCW regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and KCCW did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with HKCM on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of HKCM, would have caused HKCM to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Dismissal of KCCW Accountancy Corp. and Engagement of J&S Associate

On August 2, 2021, the Board of Directors of Cosmos Group Holdings Inc., a Nevada corporation (“we” or “us”), approved the dismissal of  KCCW Accountancy Corp. (“KCCW”) as our independent registered public accountant, effective immediately. Except as noted in the paragraph immediately below, the reports of KCCW on the Company’s consolidated financial statements for the year ended December 31, 2020 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

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The reports of KCCW on the Company’s consolidated financial statements as of and for the year ended December 31, 2020 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has not generated any revenues and has incurred operating losses since inception, which raised doubt about its ability to continue as a going concern.

During the year ended December 31, 2020, the Company has not had any disagreements with KCCW on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to KCCW’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such periods.

During the years ended December 31, 2020, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

We have requested that KCCW furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.2.

Concurrently therewith, we retained the firm of J&S Associates (“J&S”), to audit our consolidated financial statements for our fiscal year ending December 31, 2021.

During the fiscal years ended December 31, 2020, and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted J&S regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and J&S did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with KCCW on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of KCCW, would have caused KCCW to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

16.1	Consent of HKCM
16.2	Consent of KCCW

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COSMOS GROUP HOLDINGS, INC..

Date: August 9, 2021		/s/ CHAN Man Chung
	By:	Chan Man Chung Chief Executive Officer, Chief Financial Officer and Secretary

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